EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Sagamore Holdings, Inc. (the "Company") on Form 10-QSB for the quarterly period ended April 2, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:    May 12, 2006                           By:      /s/ Daniel Shea
                                                         -----------------------
                                                Name:    Daniel Shea
                                                Title:   Chief Executive Officer

      A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sagamore Holdings, Inc. and will be retained Sagamore Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    May 12, 2006                SAGAMORE HOLDINGS, INC.


                                      By:    /s/ Daniel Shea
                                             ----------------------------------
                                             Daniel Shea
                                             Chief Executive Officer,
                                             Acting Chief Financial Officer and
                                             Acting Principal Accounting Officer


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